UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K
                                  ------------
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of


                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                December 5, 2005

                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

              Utah                                           87-0500306

 (State or other jurisdiction of                    (IRS Employer Identification

         incorporation)                                        Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

On December 5, 2005, the Compensation Committee of the Board of Directors (the "Committee") of USANA Health Sciences, Inc. (the "Company") approved the grant of 280,000 nonqualified stock options to Myron W. Wentz, Ph.D. ("Dr. Wentz"), Chairman and Chief Executive Officer of the Company, under the 2002 USANA Health Sciences, Inc. Stock Option Plan. These options were granted at the fair market value and fully vested as of the grant date and shall remain exercisable until ten years after the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      USANA HEALTH SCIENCES, INC.


                                      By: /s/ Gilbert A. Fuller
                                         ---------------------------
                                      Gilbert A. Fuller, Chief Financial Officer

Date: December 8, 2005


                                       3